Additional Sub-Custodian Exhibit99.77Q3 Reference Item 15


HSBC Bank Argentina S.A.
Sub-Custodian
Avenida Martin Garcia 464, 2nd Floor
C1106ABJ Buenos Aires
ARGENTINA
Foreign Custodian Rule 17f-5


HSBC Bank Argentina S.A.
Sub-Custodian
Buenos Aires
ARGENTINA
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
Level 19, 55 Collins Street
Melbourne 3000
AUSTRALIA
Foreign Custodian Rule 17f-5


Australia and New Zealand Banking Group Ltd.
Sub-Custodian
Melbourne
AUSTRALIA
Foreign Custodian Rule 17f-5


UniCredit Bank Austria AG
Sub-Custodian
Julius Tandler Platz - 3
A-1090 Vienna
AUSTRIA
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
AUSTRIA
Foreign Custodian Rule 17f-5


HSBC Bank Middle East Limited
Sub-Custodian
1st Floor, Building No 2505, Road No 2832
Al Seef 428
BAHRAIN
Foreign Custodian Rule 17f-5


HSBC Bank Middle East Limited
Sub-Custodian
Al Seef
BAHRAIN
Foreign Custodian Rule 17f-5


Standard Chartered Bank
Sub-Custodian
Portlink Tower
Level-6, 67 Gulshan Avenue
Gulshan
Dhaka -1212
BANGLADESH
Foreign Custodian Rule 17f-5


Standard Chartered Bank
Sub-Custodian
Dhaka
BANGLADESH
Foreign Custodian Rule 17f-5


BNP Paribas Securities Services S.C.A.
Sub-Custodian
Boulevard Louis Schmidt 2
3rd Floor
1040 Brussels
BELGIUM
Foreign Custodian Rule 17f-5


J.P. Morgan A.G.
Sub-Custodian
Frankfurt
BELGIUM
Foreign Custodian Rule 17f-5


HSBC Bank Bermuda Limited
Sub-Custodian
6 Front Street
Hamilton HM 11
BERMUDA
Foreign Custodian Rule 17f-5


HSBC Bank Bermuda Limited
Sub-Custodian
Hamilton
BERMUDA
Foreign Custodian Rule 17f-5


Standard Chartered Bank Botswana Limited
Sub-Custodian
5th Floor, Standard House
P.O. Box 496
Queens Road, The Mall
Gaborone
BOTSWANA
Foreign Custodian Rule 17f-5


Standard Chartered Bank Botswana Limited
Sub-Custodian
Gaborone
BOTSWANA
Foreign Custodian Rule 17f-5


J.P. Morgan S.A. DTVM
Sub-Custodian
Rua Dr. Renato Paes de Barros, 1017, Floor 9
Sao Paulo SP 04530-001
BRAZIL
Foreign Custodian Rule 17f-5


J.P. Morgan S.A. DTVM
Sub-Custodian
Sao Paulo
BRAZIL
Foreign Custodian Rule 17f-5


ING Bank N.V.
Sub-Custodian
49B Bulgaria Blvd
Sofia 1404
BULGARIA
Foreign Custodian Rule 17f-5


ING Bank N.V.
Sub-Custodian
Sofia
BULGARIA
Foreign Custodian Rule 17f-5


Canadian Imperial Bank of Commerce
Sub-Custodian
Commerce Court West
Security Level
Toronto Ontario M5L 1G9
CANADA
Foreign Custodian Rule 17f-5


Royal Bank of Canada
Sub-Custodian
155 Wellington Street West, 2nd Floor
Toronto Ontario M5V 3L3
CANADA
Foreign Custodian Rule 17f-5


Royal Bank of Canada
Sub-Custodian
Toronto
CANADA
Foreign Custodian Rule 17f-5


Banco Santander Chile
Sub-Custodian
Bandera 140, Piso 4
Santiago
CHILE
Foreign Custodian Rule 17f-5


Banco Santander Chile
Sub-Custodian
Santiago
CHILE
Foreign Custodian Rule 17f-5


HSBC Bank (China) Company Limited
Sub-Custodian
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA
Foreign Custodian Rule 17f-5


HSBC Bank (China) Company Limited
Sub-Custodian
Shanghai
CHINA A-SHARE
Foreign Custodian Rule 17f-5


HSBC Bank (China) Company Limited
Sub-Custodian
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A., Hong Kong
Sub-Custodian
Hong Kong
CHINA B-SHARE
Foreign Custodian Rule 17f-5


CorpBanca Investment Trust Colombia S.A.
Sub-Custodian
Carrera 7 No. 99-53, Piso 18
Bogota
COLOMBIA
Foreign Custodian Rule 17f-5


Banco CorpBanca Investment Trust S.A.
Sub-Custodian
Bogota
COLOMBIA
Foreign Custodian Rule 17f-5


Banco BCT, S.A.
Sub-Custodian
150 Metros Norte de la Catedral Metropolitana
Edificio BCT
San Jose
COSTA RICA
Foreign Custodian Rule 17f-5


Banco BCT, S.A.
Sub-Custodian
San Jose
COSTA RICA
Foreign Custodian Rule 17f-5


Privredna Banka Zagreb d.d.
Sub-Custodian
Radnicka cesta 50
10000 Zagreb
CROATIA
Foreign Custodian Rule 17f-5


Zagrebacka Banka d.d.
Sub-Custodian
Zagreb
CROATIA
Foreign Custodian Rule 17f-5


HSBC Bank plc
Sub-Custodian
109-111, Messogian Ave.
115 26 Athens
CYPRUS
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
CYPRUS
Foreign Custodian Rule 17f-5


UniCredit Bank Czech Republic and Slovakia, a.s.
Sub-Custodian
BB Centrum - FILADELFIE
Zeletavska 1525-1
140 92 Prague 1
CZECH REPUBLIC
Foreign Custodian Rule 17f-5


Ceskoslovenska obchodni banka, a.s.
Sub-Custodian
Prague
CZECH REPUBLIC
Foreign Custodian Rule 17f-5



Nordea Bank Danmark A/S
Sub-Custodian
Christiansbro
Strandgade 3
P.O. Box 850
DK-0900 Copenhagen C
DENMARK
Foreign Custodian Rule 17f-5


Nordea Bank Danmark A/S
Sub-Custodian
Copenhagen C
DENMARK
Foreign Custodian Rule 17f-5


Citibank, N.A.
Sub-Custodian
4 Ahmed Pasha Street
Garden City
Cairo
EGYPT
Foreign Custodian Rule 17f-5


Citibank, N.A.
Sub-Custodian
Cairo
EGYPT
Foreign Custodian Rule 17f-5


Swedbank AS
Sub-Custodian
Liivalaia 8
15040 Tallinn
ESTONIA
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
ESTONIA
Foreign Custodian Rule 17f-5


Nordea Bank Finland Plc
Sub-Custodian
Aleksis Kiven katu 3-5
FIN-00020 NORDEA Helsinki
FINLAND
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
FINLAND
Foreign Custodian Rule 17f-5


BNP Paribas Securities Services S.C.A.
Sub-Custodian
Les Grands Moulins de Pantin
9, rue du Debarcadere
93500 Pantin
FRANCE
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
FRANCE
Foreign Custodian Rule 17f-5


Deutsche Bank AG
Sub-Custodian
Alfred-Herrhausen-Allee 16-24
D-65760 Eschborn
GERMANY
Foreign Custodian Rule 17f-5


J.P. Morgan AG#
Sub-Custodian
Junghofstrasse 14
60311 Frankfurt
GERMANY
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
GERMANY
Foreign Custodian Rule 17f-5


Standard Chartered Bank Ghana Limited
Sub-Custodian
Accra High Street
P.O. Box 768
Accra
GHANA
Foreign Custodian Rule 17f-5


Standard Chartered Bank Ghana Limited
Sub-Custodian
Accra
GHANA
Foreign Custodian Rule 17f-5


HSBC Bank plc
Sub-Custodian
Messogion 109-111
11526 Athens
GREECE
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
GREECE
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
48th Floor, One Island East
18 Westlands Road, Quarry Bay
HONG KONG
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
HONG KONG
Foreign Custodian Rule 17f-5



Deutsche Bank AG
Sub-Custodian
Hold utca 27
H-1054 Budapest
HUNGARY
Foreign Custodian Rule 17f-5


ING Bank N.V.
Sub-Custodian
Budapest
HUNGARY
Foreign Custodian Rule 17f-5


Islandsbanki hf.
Sub-Custodian
Kirkjusandur 2
IS-155 Reykjavik
ICELAND
Foreign Custodian Rule 17f-5


Islandsbanki hf.
Sub-Custodian
Reykjavik
ICELAND
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
6th Floor, Paradigm 'B' Wing
Mindspace, Malad (West)
Mumbai 400 064
INDIA
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
Mumbai
INDIA
Foreign Custodian Rule 17f-5


Deutsche Bank AG
Sub-Custodian
Deutsche Bank Building
80 Jl. Inman Bonjol
Jakarta 10310
INDONESIA
Foreign Custodian Rule 17f-5


Deutsche Bank AG
Sub-Custodian
Jakarta
INDONESIA
Foreign Custodian Rule 17f-5


JP Morgan Chase Bank, N.A.
Sub-Custodian
25 Bank Street, Canary Wharf
London E14 5JP
UNITED KINGDOM
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
IRELAND
Foreign Custodian Rule 17f-5


Bank Leumi le-Israel B.M.
Sub-Custodian
35, Yehuda Halevi Street
65136 Tel Aviv
ISRAEL
Foreign Custodian Rule 17f-5


Bank Leumi le-Israel B.M.
Sub-Custodian
Tel Aviv
ISRAEL
Foreign Custodian Rule 17f-5


BNP Paribas Securities Services S.C.A.
Sub-Custodian
Via Asperto, 5
20123 Milan
ITALY
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
ITALY
Foreign Custodian Rule 17f-5


Mizuho Bank, Ltd.
Sub-Custodian
4-16-13, Tsukishima
Chuo-ku
Tokyo 104-0052
JAPAN
Foreign Custodian Rule 17f-5


The Bank of Tokyo-Mitsubishi UFJ, Limited
Sub-Custodian
1-3-2 Nihombashi Hongoku-cho
Chuo-ku
Tokyo 103-0021
JAPAN
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
Tokyo
JAPAN
Foreign Custodian Rule 17f-5


Standard Chartered Bank
Shmeissani Branch,
Sub-Custodian
Al-Thaqafa Street,
Building # 2,
P.O.BOX 926190,
Amman - 11110 Jordan
JORDAN
Foreign Custodian Rule 17f-5


Standard Chartered Bank
Sub-Custodian
Amman - 11110
JORDAN
Foreign Custodian Rule 17f-5



SB HSBC Bank Kazakhstan JSC
Sub-Custodian
43 Dostyk Avenue
Almaty 050010
KAZAKHSTAN
Foreign Custodian Rule 17f-5


SB HSBC Bank Kazakhstan JSC
Sub-Custodian
Almaty
KAZAKHSTAN
Foreign Custodian Rule 17f-5


Standard Chartered Bank Kenya Limited
Stanbank House
Sub-Custodian
Moi Avenue
P.O. Box 30003
Nairobi 00100
KENYA
Foreign Custodian Rule 17f-5


Standard Chartered Bank Kenya Limited
Sub-Custodian
Nairobi
KENYA
Foreign Custodian Rule 17f-5


HSBC Bank MIddle East Limited
Sub-Custodian
Kuwait City, Qibla Area
Hamad Al-Saqr Street, Kharafi Tower
G/1/2 Floors
Safat 13017
KUWAIT
Foreign Custodian Rule 17f-5


HSBC Bank MIddle East Limited
Sub-Custodian
Safat
KUWAIT
Foreign Custodian Rule 17f-5


Swedbank AS
Sub-Custodian
Balasta dambis 1a
Riga LV-1048
LATVIA
Foreign Custodian Rule 17f-5


Swedbank AS
Sub-Custodian
Riga
LATVIA
Foreign Custodian Rule 17f-5


HSBC Bank Middle East Limited
HSBC Main Building
Sub-Custodian
Riad El Solh, P.O. Box 11-1380
1107-2080 Beirut
LEBANON
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
New York
LEBANON
Foreign Custodian Rule 17f-5


AB SEB Bankas
Sub-Custodian
12 Gedimino pr.
LT 2600 Vilnius
LITHUANIA
Foreign Custodian Rule 17f-5


AB SEB Bankas
Sub-Custodian
Vilnius
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
LITHUANIA
Foreign Custodian Rule 17f-5


BNP Paribas Securities Services S.C.A.
Sub-Custodian
33, Rue de Gasperich
L-5826 Hesperange
LUXEMBOURG
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
LUXEMBOURG
Foreign Custodian Rule 17f-5


Standard Bank Limited, Malawi
Sub-Custodian
1st Floor Kaomba House
Cnr Glyn Jones Road & Victoria Avenue
Blantyre
MALAWI
Foreign Custodian Rule 17f-5


Standard Bank Limited, Malawi
Sub-Custodian
Blantyre
MALAWI
Foreign Custodian Rule 17f-5


HSBC Bank Malaysia Berhad
Sub-Custodian
2 Leboh Ampang
12th Floor, South Tower
50100 Kuala Lumpur
MALAYSIA
Foreign Custodian Rule 17f-5


HSBC Bank Malaysia Berhad
Sub-Custodian
Kuala Lumpur
MALAYSIA
Foreign Custodian Rule 17f-5


The Hongkong and Shanghai Banking Corporation Limited
HSBC Centre
Sub-Custodian
18 Cybercity
Ebene
MAURITIUS
Foreign Custodian Rule 17f-5


The Hongkong and Shanghai Banking Corporation Limited
Sub-Custodian
Ebene
MAURITIUS
Foreign Custodian Rule 17f-5


Banco Nacional de Mexico, S.A.
Sub-Custodian
Act. Roberto Medellin No. 800 3er Piso Norte
Colonia Santa Fe
01210 Mexico, D.F.
MEXICO
Foreign Custodian Rule 17f-5


Banco Santander (Mexico), S.A.
Sub-Custodian
Mexico, D.F.
MEXICO
Foreign Custodian Rule 17f-5


Societe Generale Marocaine de Banques
Sub-Custodian
55 Boulevard Abdelmoumen
Casablanca 20100
MOROCCO
Foreign Custodian Rule 17f-5


Attijariwafa Bank S.A.
Sub-Custodian
Casablanca
MOROCCO
Foreign Custodian Rule 17f-5


Standard Bank Namibia Limited
Mutual Platz
Sub-Custodian
Cnr. Stroebel and Post Streets
P.O.Box 3327
Windhoek
NAMIBIA
Foreign Custodian Rule 17f-5


The Standard Bank of South Africa Limited
Sub-Custodian
Johannesburg
NAMIBIA
Foreign Custodian Rule 17f-5


BNP Paribas Securities Services S.C.A.
Sub-Custodian
Herengracht 595
1017 CE Amsterdam
NETHERLANDS
J.P. Morgan AG
Frankfurt
NETHERLANDS
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
Level 13, 2 Hunter Street
Wellington 6011
NEW ZEALAND
Foreign Custodian Rule 17f-5


Westpac Banking Corporation
Sub-Custodian
Wellington
NEW ZEALAND
Foreign Custodian Rule 17f-5


Stanbic IBTC Bank Plc
Sub-Custodian
Plot 1712
Idejo Street
Victoria Island
Lagos
NIGERIA
Foreign Custodian Rule 17f-5


Stanbic IBTC Bank Plc
Sub-Custodian
Lagos
NIGERIA
Foreign Custodian Rule 17f-5


Nordea Bank Norge ASA
Sub-Custodian
Essendropsgate 7
PO Box 1166
NO-0107 Oslo
NORWAY
Foreign Custodian Rule 17f-5


Nordea Bank Norge ASA
Sub-Custodian
Oslo
NORWAY
Foreign Custodian Rule 17f-5


HSBC Bank Oman S.A.O.G.
Sub-Custodian
2nd Floor Al Khuwair
PO Box 1727 PC 111
Seeb
OMAN
Foreign Custodian Rule 17f-5


HSBC Bank Oman S.A.O.G.
Sub-Custodian
Seeb
OMAN
Foreign Custodian Rule 17f-5


Standard Chartered Bank (Pakistan) Limited
Sub-Custodian
P.O. Box 4896
Ismail Ibrahim Chundrigar Road
Karachi 74000
PAKISTAN
Foreign Custodian Rule 17f-5


Standard Chartered Bank (Pakistan) Limited
Sub-Custodian
Karachi
PAKISTAN
Foreign Custodian Rule 17f-5



HSBC Bank Middle East Limited
Sub-Custodian
Jaffa Street
P.O. Box 2067
Amman
Foreign Custodian Rule 17f-5


PALESTINIAN AUTONOMOUS AREA
Sub-Custodian
HSBC Bank Middle East Limited
Amman
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
New York
PALESTINIAN TERRITORIES
Foreign Custodian Rule 17f-5



Citibank del Peru S.A.
Sub-Custodian
Av. Canaval y Moreryra 480 Piso 4
San Isidro, Lima 27
PERU
Foreign Custodian Rule 17f-5


Citibank del Peru S.A.
Sub-Custodian
San Isidro, Lima
PERU
Foreign Custodian Rule 17f-5


The Hongkong and Shanghai Banking Corporation Limited
Sub-Custodian
7/F HSBC Centre
3058 Fifth Avenue West
Bonifacio Global City
1634 Taguig City
PHILIPPINES
Foreign Custodian Rule 17f-5


The Hongkong and Shanghai Banking Corporation Limited
Sub-Custodian
Taguig City
PHILIPPINES
Foreign Custodian Rule 17f-5


Bank Handlowy w. Warszawie S.A.
Sub-Custodian
ul. Senatorska 16
00-923 Warsaw
POLAND
Foreign Custodian Rule 17f-5


mBank S.A.
Sub-Custodian
Warsaw
POLAND
Foreign Custodian Rule 17f-5


BNP Paribas Securities Services S.C.A.
Sub-Custodian
Avenida D.Joao II, Lote 1.18.01, Bloco B,
7o andar
1998-028 Lisbon
PORTUGAL
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
PORTUGAL
Foreign Custodian Rule 17f-5


HSBC Bank Middle East Limited
Sub-Custodian
2nd Floor, Ali Bin Ali Tower
Building 150 (Airport Road)
PO Box 57
Doha
QATAR
Foreign Custodian Rule 17f-5


HSBC Bank Middle East Limited
Sub-Custodian
Doha
QATAR
Foreign Custodian Rule 17f-5


Citibank Europe plc, Romania Branch
Sub-Custodian
145 Calea Victoriei
1st District
010072 Bucharest
ROMANIA
Foreign Custodian Rule 17f-5


ING Bank N.V.
Sub-Custodian
ROMANIA
Foreign Custodian Rule 17f-5


J.P. Morgan Bank International (Limited Liability Company)
Sub-Custodian
10, Butyrsky Val
White Square Business Centre
Floor 12
Moscow 125047
RUSSIA
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
New York
A/C JPMorgan  Chase Bank London
RUSSIA
Foreign Custodian Rule 17f-5


HSBC Saudi Arabia Limited
Sub-Custodian
2/F HSBC Building
Olaya Road, Al-Murooj
Riyadh 11413
SAUDI ARABIA
Foreign Custodian Rule 17f-5


HSBC Saudi Arabia Limited
Sub-Custodian
Riyadh
SAUDI ARABIA
Foreign Custodian Rule 17f-5



Unicredit Bank Srbija a.d.
Sub-Custodian
Airport City Belgrade
Omladinskih Brigada 88
11070 Belgrade
SERBIA
Foreign Custodian Rule 17f-5


Unicredit Bank Srbija a.d.
Sub-Custodian
Belgrade
SERBIA
Foreign Custodian Rule 17f-5


DBS Bank Ltd
Sub-Custodian
10 Toh Guan Road
DBS Asia Gateway, Level 04-11 (4B)
608838
SINGAPORE
Foreign Custodian Rule 17f-5


Oversea-Chinese Banking Corporation
Sub-Custodian
Singapore
SINGAPORE
Foreign Custodian Rule 17f-5


UniCredit Bank Czech Republic and Slovakia, a.s.
Sub-Custodian
Sancova 1/A
SK-813 33 Bratislava
SLOVAK REPUBLIC
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
SLOVAK REPUBLIC
Foreign Custodian Rule 17f-5


UniCredit Banka Slovenija d.d.
Sub-Custodian
Smartinska 140
SI-1000 Ljubljana
SLOVENIA
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
SLOVENIA
Foreign Custodian Rule 17f-5


FirstRand Bank Limited
Sub-Custodian
1 Mezzanine Floor, 3 First Place, Bank City
Cnr Simmonds and Jeppe Streets
Johannesburg 2001
SOUTH AFRICA
Foreign Custodian Rule 17f-5


The Standard Bank of South Africa Limited
Sub-Custodian
Johannesburg
SOUTH AFRICA
Foreign Custodian Rule 17f-5


Standard Chartered Bank Korea Limited
Sub-Custodian
47 Jongro, Jongro -Gu
Seoul 110-702
SOUTH KOREA
Foreign Custodian Rule 17f-5


Standard Chartered Bank Korea Limited
Sub-Custodian
Seoul
SOUTH KOREA
Foreign Custodian Rule 17f-5


Santander Investment S.A.
Sub-Custodian
Ciudad Grupo Santander
Avenida de Cantabria, s/n
Edificio Ecinar, planta baja
Boadilla del Monte
28660 Madrid
SPAIN
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
Frankfurt
SPAIN
Foreign Custodian Rule 17f-5


The Hongkong and Shanghai Banking Corporation Limited
Sub-Custodian
24 Sir Baron Jayatillaka Mawatha
Colombo 1
SRI LANKA
The Hongkong and Shanghai Banking Corporation Limited
Colombo
Foreign Custodian Rule 17f-5


SRI LANKA
Sub-Custodian
Nordea Bank AB (publ)
Hamngatan 10
SE-105 71 Stockholm
SWEDEN
Foreign Custodian Rule 17f-5


Svenska Handelsbanken
Sub-Custodian
Stockholm
SWEDEN
Foreign Custodian Rule 17f-5


UBS AG
Sub-Custodian
45 Bahnhofstrasse
8021 Zurich
SWITZERLAND
Foreign Custodian Rule 17f-5


UBS AG
Sub-Custodian
Zurich
SWITZERLAND
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
8th Floor, Cathay Xin Yi Trading Building
No. 108, Section 5, Xin Yi Road
Taipei 11047
TAIWAN
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
Taipei
TAIWAN
Foreign Custodian Rule 17f-5


Stanbic Bank Tanzania Limited
Sub-Custodian
Stanbic Centre
Corner Kinondoni and A.H.Mwinyi Roads
P.O. Box 72648
Dar es Salaam
TANZANIA
Foreign Custodian Rule 17f-5


Stanbic Bank Tanzania Limited
Sub-Custodian
Dar es Salaam
TANZANIA
Foreign Custodian Rule 17f-5


Standard Chartered Bank (Thai) Public Company Limited
Sub-Custodian
14th Floor, Zone B
Sathorn Nakorn Tower
90 North Sathorn Road Bangrak
Silom, Bangrak
Bangkok 10500
THAILAND
Foreign Custodian Rule 17f-5


Standard Chartered Bank (Thai) Public Company Limited
Sub-Custodian
Bangkok
THAILAND
Foreign Custodian Rule 17f-5


Republic Bank Limited
Sub-Custodian
9-17 Park Street
Port of Spain
TRINIDAD AND TOBAGO
Republic Bank Limited
Port of Spain
TRINIDAD AND TOBAGO
Foreign Custodian Rule 17f-5


Banque Internationale Arabe de Tunisie, S.A.
Sub-Custodian
70-72 Avenue Habib Bourguiba
P.O. Box 520
Tunis 1000
TUNISIA
Foreign Custodian Rule 17f-5


Banque Internationale Arabe de Tunisie, S.A.
Sub-Custodian
Tunis
TUNISIA
Foreign Custodian Rule 17f-5


Citibank A.S.
Sub-Custodian
Inkilap Mah., Yilmaz Plaza
O. Faik Atakan Caddesi No: 3
34768 Umraniye- Istanbul
TURKEY
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
Istanbul
TURKEY
Foreign Custodian Rule 17f-5


Standard Chartered Bank Uganda Limited
Sub-Custodian
5 Speke Road
P.O. Box 7111
Kampala
UGANDA
Foreign Custodian Rule 17f-5


Standard Chartered Bank Ltd
Sub-Custodian
Kampala
UGANDA
Foreign Custodian Rule 17f-5


PJSC Citibank
Sub-Custodian
16-g Dymyrova Street
03150 Kiev
UKRAINE
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
New York
A/C JPMorgan  Chase Bank London
UKRAINE
Foreign Custodian Rule 17f-5


HSBC Bank Middle East Limited
Sub-Custodian
Emaar Square, Level 3, Building No. 5
P.O. Box 502601
Dubai
UNITED ARAB EMIRATES
Foreign Custodian Rule 17f-5


The National Bank of Abu Dhabi
Sub-Custodian
Abu Dhabi
UNITED ARAB EMIRATES - ADX
Foreign Custodian Rule 17f-5


HSBC Bank Middle East Limited
Sub-Custodian
Emaar Square, Level 3, Building No. 5
P.O. Box 502601
Dubai
UNITED ARAB EMIRATES
Foreign Custodian Rule 17f-5


The National Bank of Abu Dhabi
Sub-Custodian
Abu Dhabi
UNITED ARAB EMIRATES - DFM
Foreign Custodian Rule 17f-5


HSBC Bank Middle East Limited
Sub-Custodian
Emaar Square, Level 3, Building No. 5
P.O. Box 502601
Dubai
UNITED ARAB EMIRATES
Foreign Custodian Rule 17f-5


J.P. Morgan Chase Bank, N.A.
Sub-Custodian
New York
A/C JPMorgan  Chase Bank London
UNITED ARAB EMIRATES - NASDAQ DUBAI
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
25 Bank Street, Canary Wharf
London E14 5JP
UNITED KINGDOM
Foreign Custodian Rule 17f-5


Deutsche Bank AG Depository and Clearing Centre
Sub-Custodian
10 Bishops Square
London E1 6EG
UNITED KINGDOM
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
London
Foreign Custodian Rule 17f-5


J.P. Morgan Chase Bank, N.A.
Sub-Custodian
4 New York Plaza
New York NY 10004
UNITED STATES
Foreign Custodian Rule 17f-5


J.P. Morgan Chase Bank, N.A.
Sub-Custodian
New York
UNITED STATES
Foreign Custodian Rule 17f-5


Banco Itau Uruguay S.A.
Sub-Custodian
Zabala 1463
11000 Montevideo
URUGUAY
Foreign Custodian Rule 17f-5


Banco Itau Uruguay S.A.
Sub-Custodian
Montevideo
URUGUAY
Foreign Custodian Rule 17f-5


Citibank, N.A.
Sub-Custodian
Avenida Casanova
Centro Comercial El Recreo
Torre Norte, Piso 19
Caracas 1050
VENEZUELA
Foreign Custodian Rule 17f-5


Citibank, N.A.
Sub-Custodian
Caracas
VENEZUELA
Foreign Custodian Rule 17f-5


HSBC Bank (Vietnam) Ltd.
Sub-Custodian
Centre Point
106 Nguyen Van Troi Street
Phu Nhuan District
Ho Chi Minh City
VIETNAM
Foreign Custodian Rule 17f-5


HSBC Bank (Vietnam) Ltd.
Sub-Custodian
Ho Chi Minh City
VIETNAM
Foreign Custodian Rule 17f-5


Standard Chartered Bank Cote d'Ivoire SA
Sub-Custodian
23 Boulevard de la Republique 1
01 B.P. 1141
Abidjan 17
IVORY COAST
Foreign Custodian Rule 17f-5


Standard Chartered Bank Cote d'Ivoire SA
Sub-Custodian
Abidjan
WAEMU - BENIN, BURKINA FASO, GUINEA-BISSAU, IVORY COAST, MALI, NIGER, SENEGAL, TOGO
Foreign Custodian Rule 17f-5


Standard Chartered Bank Zambia Plc
Sub-Custodian
Standard Chartered House
Cairo Road
P.O. Box 32238
Lusaka 10101
ZAMBIA
Foreign Custodian Rule 17f-5


Standard Chartered Bank Zambia Plc
Sub-Custodian
Lusaka
ZAMBIA
Foreign Custodian Rule 17f-5


Stanbic Bank Zimbabwe Limited
Sub-Custodian
Stanbic Centre, 3rd Floor
59 Samora Machel Avenue
Harare
ZIMBABWE
Foreign Custodian Rule 17f-5


Stanbic Bank Zimbabwe Limited
Sub-Custodian
Harare
ZIMBABWE
Foreign Custodian Rule 17f-5